TCW TRANSFORM 500 ETF (VOTE)

Summary Prospectus

February 28, 2026

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (“SAI”) and more recent reports to shareholders, at no cost by visiting https://tcw.com or by calling (866) 364-1383. The fund’s prospectus and SAI, both dated February 28, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

Shares of the fund are listed and traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”).

FUND SUMMARY — TCW Transform 500 ETF (the “Fund”)

Investment Objective: The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of an index composed of large-capitalization U.S. equities.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses(1)

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%
Distribution and Service Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

(1)	The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 3%. The Fund’s portfolio turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies:

The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Large Cap Select Index℠ (the “Underlying Index”), which measures the performance of the 500 largest U.S. stocks by market capitalization, as determined by Morningstar, Inc. The Underlying Index consists of securities from a broad range of industries. As of January 31, 2026, the Underlying Index is represented by securities of companies in sectors including, but not limited to, information technology, health care, financials, consumer discretionary, communication services, industrials, consumer staples, energy, materials, utilities and real estate. The components of the Underlying Index are likely to change over time and the Underlying Index and the Fund are rebalanced on a quarterly basis. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. As of January 31, 2026, the Underlying Index was concentrated in the information technology sector, representing 33.44% of the value of the Underlying Index.

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underlying Index, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Morningstar, Inc. is the index provider for the Underlying Index (the “Index Provider”). The Underlying Index is a free float adjusted market capitalization weighted index which consists of equity securities primarily traded in the United States. Free float adjusted means that a company’s representation within the index is based on the market value of the company’s outstanding shares that are readily available for trade on the open market and excludes shares held by certain owners, including other companies and governments. The Underlying Index targets the largest 500 U.S. stocks by market capitalization and weights them by float-adjusted market capitalization. Components of the Underlying Index are allocated across various sectors. However, the components of the Underlying Index and the sectors represented are likely to change over time. The Fund’s equity securities include common stock, equity preferred stock and real estate investment trusts (“REITs”). As of December 31, 2025, the free float market capitalizations of the companies in the Underlying Index ranged from $902,022,960 to $4,384,541,322,802, while the full market capitalizations ranged from $2,143,511,160 to $4,548,279,380,500. The Underlying Index included 506 securities as of December 31, 2025.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Indexing reduces the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

The Fund seeks to encourage best practices in corporate governance through the application of its proxy voting guidelines and it may have dialogue with management of the portfolio companies. The proxy voting guidelines are based on a commitment to protecting and enhancing the value of the Fund’s assets and driving increased transparency in order to create long-term value. Additional information on the Adviser’s proxy voting guidelines is included in the Fund’s SAI, and a copy of the proxy voting policy is available at: https://www.tcw.com/ Global-Proxy-Voting-Policy.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. Under normal circumstances, the Fund will hold approximately 500 securities at any one time, but may, from time to time, invest in more or less than 500 securities, as the number of securities held may vary to the extent the number of securities held by the Underlying Index changes, or the Adviser believes such variance will help the Fund to achieve its investment objective.

The Fund may also invest in depositary receipts representing securities of the Underlying Index, to the extent such depository receipts are traded on U.S. exchanges. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, relating to securities included within the Underlying Index, and on a temporary basis in cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the Adviser believes will help the Fund to achieve its investment objective. The Fund does not intend to write option contracts or enter into complex swap contracts or arrangements given its index-based investment focus.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result.

The Underlying Index is a product of the Index Provider, which is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Additional information regarding the Underlying Index, including its value, is available at https://indexes.morningstar.com/.

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NASDAQ. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NASDAQ. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Active Ownership Risk. Active ownership can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) of the 1940 Act or as a result of other regulatory or fiduciary concerns. In addition, while the Fund intends to seek select opportunities to actively engage with one or more portfolio companies, it may only be able to do so in limited circumstances where no other affiliated fund has elected to do so with respect to the same portfolio companies. The Fund intends to be focused and directed in the selection of opportunities to actively engage with its portfolio companies. However, the foregoing restrictions and priorities may limit the Fund’s ability to engage with some of those select opportunities.

Index-Related Risk. There is no guarantee that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to closely correspond to the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain tax treatment or the consequences of other tax structuring, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Passive Investment Risk. The Fund is not actively managed, and the Adviser generally does not attempt to take defensive positions under any market conditions, including declining markets.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

American Depositary Receipt (“ADR”) Risk. ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Risk of Reliance on Third-Party Data Sources. The Adviser intends to evaluate its portfolio companies in part through the use of third-party data sources. The data provided by such third parties may be limited or only take into account one, or a few, of many related components of portfolio companies. As a result, the approach taken by the Fund with respect to a specific portfolio company may differ materially depending upon which third party data source or sources it uses. The Fund’s reliance upon such third-party data sources may also expose it to data errors on the part of such sources.

Non-Diversification Risk. In seeking to track its Underlying Index, the Fund may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In such circumstances, the Fund may be more susceptible to any economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may in such circumstances be invested in the securities of a limited number of issuers. This may negatively impact the Fund’s performance and may result in the Fund’s shares experiencing significant fluctuations in value.

Performance: The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for the one-year and since inception periods compared to that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2025)

*	For the period shown in the bar chart above:

Best Quarter	4th Quarter of 2023	11.94%
Worst Quarter	2nd Quarter of 2022	(16.90)%

	Year 1	Life of Fund (6/22/21)
Return Before Taxes	17.90%	12.35%
Return After Taxes on Distributions	17.59%	11.97%
Return After Taxes on Distributions and Sale of Fund Shares	10.79%	9.71%
Morningstar US Large Cap Select TR USD (reflects no deduction for fees, expenses, or taxes)	17.96%	12.41%

The Fund’s fiscal year end is October 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through January 31, 2026 was 1.31%.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Manager: Keith Nguyen serves as the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Mr. Nguyen has been a portfolio manager of the Fund since September 2024. Mr. Nguyen is Senior Vice President, ETF Portfolio Manager at the Adviser.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.